UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

Skajaquoda Group, inc.

(Exact Name of Registrant as Specified in Charter)

     _        Delaware                                          333-176727                                     45-2117356

(State or Other Jurisdiction                 (Commission File Number)                (IRS Employer Identification No.)

      of Incorporation)

1001 Society Drive, Claymont, Delaware 19703

 (Address of Principal Executive Offices) (Zip Code)

 302 504 4448

Registrant’s telephone number, including area code

        N/A

 (Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Company's Certifying Accountant

     (a) Previous independent accountants

            (i) Effective March 6, 2012, Skajaquoda Group, inc.. (the "Company"), received formal notice from its auditor, Paula Morelli, CPA P.C..that the firm would no longer be representing the Company as its accountant. As of that date, the Company was informed that Paula Morelli, CPA P.C. was voluntarily resigning as the Company's accounting firm. None of the reports of Paula S. Morelli CPA P.C. on the financial statements of the Company for either of the past two fiscal years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in report on our financial statements as of and for the period of April 29, 2011(Inception) to June 30, 2011.

            (ii) The change of independent accountants was ratified by the Board of Directors of the Company on March 7, 2012.

            (iii) Paula Morelli, CPA P.C. was originally engaged on June 28, 2011. During the period from June 28, 2011 to March 6, 2012, there were no disagreements with Paula Morelli, CPA P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Paula Morelli, CPA P.C. satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with her report.

            (iv) During the period from June 28, 2011 to March 6, 2012, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                        (a) During the period from June 28, 2011 to March 6, 2012 Paula Morelli, CPA P.C. did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist.

                        (b)  During the period from June 28, 2011 to March 6, 2012, Paula Morelli, CPA P.C. did not advise the Company that any information had come to her attention which had led her to no longer be able to rely on management's representation, or that had made Paula Morelli, CPA P.C. unwilling to be associated with the financial statements prepared by management.

                        (c)  During the period from June 28, 2011 to March 6, 2012, Paula Morelli, CPA P.C. did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

                        (d)  During the period from June 28, 2011 to March 6, 2012, Paula Morelli, CPA P.C. did not advise the Company that there was any information which the accountant concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.)

            (vi) The Company has requested that Paula Morelli, CPA P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

     (b) New independent accountants

     The Company engaged HDSG & Associates L.P., ("HDSG") as its new independent accountants on March 26, 2012. Prior to March 26, 2012 (i) no written report or oral advice was provided to the Company by HDSG concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits.

 Exhibit No.     Description

 16.1*    Letter from Paula Morelli, CPA P.C.

*to be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2012

SKAJAQUODA GROUP, INC.

    /s/ Einar Agustsson

Einar Agustsson

President, Chief Executive Officer & Director